FORM N-SAR
SEMI-ANNUAL REPORT
FOR REGISTERED INVESTMENT
COMPANIES

Registrant Name     STRATEGIC PARTNERS
OPPORTUNITY FUNDS

File Number                   811-09805

Registrant CIK Number:        0001104631









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15.A) Custodian/Sub-custodian: SOCIETE GENERALE
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Member Nat'l                 Foreign
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15.A) Custodian/Sub-custodian: BANCO BILBAO VIZCAYA
ARGENTINA
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15.A) Custodian/Sub-custodian: SANTANDER INVESTMENT
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Rule 26a-2    Other
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15.A) Custodian/Sub-custodian: SEB MERCHANT BANKING

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C) City: MSTOCKHOLM            State:    Zip Code:
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Rule 26a-2    Other
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15.A) Custodian/Sub-custodian: SVENSKA HANDELSBANKEN
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Rule 17f-5    Rule 26a-2    Other
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15.A) Custodian/Sub-custodian: UBS A.G.
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Rule 26a-2    Other
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15.A) Custodian/Sub-custodian: CATHAY UNITED BANK
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Member Nat'l                 Foreign     Insurance Co.
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Rule 26a-2    Other
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15.A) Custodian/Sub-custodian: FAR EASTERN
INTERNATIONAL BANK
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Member Nat'l                 Foreign
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Bank       Sec. Exchg.       Self      Custodian
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Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
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15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI
BANKING CORP. (TW)
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Member Nat'l                 Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
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Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
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15.A) Custodian/Sub-custodian: INTERNATIONAL BANK OF
TAIPEI
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Member Nat'l
Foreign     Insurance Co.
Bank       Sec. Exchg.       Self
Custodian      Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2
Rule 17f-5    Rule 26a-2    Other
------------   ------------   ----------   ----------
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15.A) Custodian/Sub-custodian: INTERNATIONAL
COMMERCIAL BANK OF CHINA
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C) City: TAIPEI            State:    Zip Code:
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TYPE OF CUSTODY

Member Nat'l                 Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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C) City:  BANGKOK               State:    Zip Code:
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Member Nat'l                 Foreign
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Bank       Sec. Exchg.       Self
Custodian      Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2
Rule 17f-5    Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: KASIKORNBANK PUBLIC
COMPANY LIMITED
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: BANGKOK             State:    Zip Code:
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TYPE OF CUSTODY

Member Nat'l                 Foreign
Insurance Co.
Bank       Sec. Exchg.       Self
Custodian      Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: SIAM COMMERCIAL BANK

B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: BANGKOK             State:    Zip Code:
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TYPE OF CUSTODY

Member Nat'l                 Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: THAI MILITARY BANK
PUBLIC CO. LTD
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: PUDONG BANGKOK      State:    Zip Code:
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TYPE OF CUSTODY

Member Nat'l                 Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: BBANQUE INTERNATIONALE
ARABE DE TUNISIE
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: TUNIS          State:    Zip Code:
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TYPE OF CUSTODY

Member Nat'l                 Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: TURKIYE GARANTI
BANKASI (GARANTI BANK)
B) Is this a Custodian or Sub-custodian?
(C/S): S
C) City: ISTANBUL
State:    Zip
Code:       Zip Ext.:
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E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l
Foreign     Insurance Co.
Bank       Sec. Exchg.       Self
Custodian      Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: TURKIYE IS BANKASI A.S.
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: ISTANBUL               State:    Zip Code:
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Code:

E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l
Foreign     Insurance Co.
Bank       Sec. Exchg.       Self
Custodian      Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: YAPI VE KREDI
BANKASI A.S.
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: ISTANBUL              State:    Zip Code:
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Postal Code:

E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l                 Foreign     Insurance
Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: ING BANK
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C) City: KIEV               State:    Zip Code:
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TYPE OF CUSTODY

Member Nat'l                 Foreign
Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: THE BANK OF NEW YORK

B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: LONDON                State:    Zip Code:
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Code:

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TYPE OF CUSTODY

Member Nat'l                 Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: BANCO DE VENEZUELA
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: CARACAS           State:    Zip Code:
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TYPE OF CUSTODY

Member Nat'l                 Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: BANCO DE MERCANTIL
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: CARACAS           State:    Zip Code:
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E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l                 Foreign
Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: BANCO VENEZOLANO DE
CREDITO
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: CARACAS           State:    Zip Code:
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D) Foreign Country: VENEZUELA                Foreign
Postal Code:

E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l
Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: ING BANK
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: AMSTERDAM           State:    Zip Code:
Zip Ext.:
D) Foreign Country: NETHERLANDS
Foreign Postal Code:

E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l
Foreign     Insurance Co.
Bank       Sec. Exchg.       Self
Custodian      Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: ING SECURITIES SERVICES

B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: AMSTERDAM           State:    Zip Code:
Zip Ext.:
D) Foreign Country: NETHERLANDS
Foreign Postal Code:

E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l                 Foreign
Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: KAS ASSOCIATES
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: AMSTERDAM           State:    Zip Code:
Zip Ext.:
D) Foreign Country: NETHERLANDS                Foreign
Postal Code:

E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l
Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
 ------------   ------------   ----------   ----------
   -------------  -----

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15.A) Custodian/Sub-custodian: N.V. ALGEMEEN NEDERLANDS
TRUSTKANTOOR ANT ('ANT')
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: AMSTERDAM           State:    Zip Code:
Zip Ext.:
D) Foreign Country: NETHERLANDS
Foreign Postal Code:

E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l
Foreign     Insurance Co.
Bank       Sec. Exchg.       Self
Custodian      Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2
Rule 17f-5    Rule 26a-2    Other
------------   ------------   ----------
----------   -------------  -----

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15.A) Custodian/Sub-custodian: SNS BANK N.V.

B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: AMSTERDAM           State:    Zip Code:
Zip Ext.:
D) Foreign Country: NETHERLANDS
Foreign Postal Code:

E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l                 Foreign
Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

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15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST

B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: RUWI           State:    Zip Code:
Zip Ext.:

D) Foreign Country: OMAN               Foreign Postal
Code:


E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

Member Nat'l                 Foreign     Insurance Co.
Bank       Sec. Exchg.       Self      Custodian
Sponsor
Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5
Rule 26a-2    Other
------------   ------------   ----------   ----------
-------------  -----

X